EXHIBIT 32.1
                                  CERTIFICATION

PURSUANT  TO  SECTION 906 OF THE SARABANES-OXLEY ACT OF 2002(SUBSECTIONS (A) AND
(B)  OF  SECTION  1350,  CHAPTER  63  OF  TITLE  18,  UNITED  STATES  CODE)


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), the undersigned officer of Entertainment Technologies & Programs, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-QSB for the period ended June 30, 2003 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 19, 2003                       /s/  Kevin P. Regan
                                              -------------------
                                              Kevin P. Regan
                                              Chief Executive Officer